UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

TOP FINANCIAL GROUP LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41407	N/A
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

101 Cecil Street, #13-05

Tong Eng Building

Singapore 069533

(Address of Principal Executive Office) (Zip Code)

+65 6252 8998

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.001 per share	TOP	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 20, 2026, the board of directors of TOP Financial Group Limited, a Cayman Islands exempted company (the “Company”), acting pursuant to the authority granted by the Company’s shareholders at the extraordinary general meeting held on May 27, 2026, approved (i) a share consolidation of the Company’s issued and unissued Class A ordinary shares and Class B ordinary shares at a ratio of 1-for-5 (the “Share Consolidation”), such that (a) every five (5) issued and unissued Class A ordinary shares of a par value of US$0.001 each will be consolidated into one (1) Class A ordinary share of a par value of US$0.005 each, (b) every five (5) issued and unissued Class B ordinary shares of a par value of US$0.001 each will be consolidated into one (1) Class B ordinary share of a par value of US$0.005 each, and (c) any fractional shares resulting from the Share Consolidation will be rounded up to the nearest whole share. The Share Consolidation will become effective on August 3, 2026. As a result, the Company’s authorized share capital will be adjusted to US$20,000,000 divided into 4,000,000,000 ordinary shares of a par value of US$0.005 each, comprising 3,600,000,000 Class A ordinary shares with a par value of US$0.005 each and 400,000,000 Class B ordinary shares with a par value of US$0.005 each.

The Company’s Class A ordinary shares expect to begin trading on a post-split basis on the Nasdaq Stock Market LLC on August 3, 2026, under the current symbol “TOP”. The new CUSIP number following the Share Consolidation is G989A6110. A copy of the Company’s Amended and Restated Memorandum and Articles of Association is attached hereto as Exhibit 3.1.

On July 30, 2026, the Company issued a press release announcing the Share Consolidation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Memorandum and Articles of Association.
99.1	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 31, 2026	TOP Financial Group Limited

	By:	/s/ Ka Fai Yuen
	Name:	Ka Fai Yuen
	Title:	Chief Executive Officer

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